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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-47897.


                                                  /s/ ARTHUR ANDERSEN LLP

Columbus, Ohio,
  March 2, 1998